UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2021

CARPARTS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 W. 190th Street, Suite 400, Torrance, CA 90504

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On April 5, 2021, the Board of Directors (the “Board”) of CarParts.com, Inc. (the “Company”) appointed Henry Maier as a Class II director of the Company, effective immediately, to serve until the 2023 Annual Meeting of Stockholders, or until his earlier death, disqualification, resignation or removal. The Board has determined that Mr. Maier is an independent director under the listing standards of the Nasdaq Global Market.

There are no family relationships between Mr. Maier and any director or executive officer of the Company and Mr. Maier does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Maier’s appointment to the Board, Mr. Maier will receive the standard compensation received by non-employee directors, which compensation was last described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2020 and is incorporated herein by reference. Mr. Maier will also enter the Company’s standard form of indemnification agreement, which was previously filed by the Company as Exhibit 10.7 to the Annual Report on Form 10-K filed with the SEC on March 11, 2016.

Departure of Directors

On April 5, 2021, Sol Khazani and Mehran Nia notified the Company’s Board of their decision to resign, effective as of April 5, 2021, from the Board. Messrs. Khazani and Nia’s resignations were to pursue other opportunities and did not result from any disagreements with management or the Board. Mr. Khazani is one of the co-founders of the Company and was a Class II director. Mr. Nia is one of the co-founders of the Company and was a Class I director.

Item 7.01.                                      Regulation FD Disclosure.

On April 6, 2021, the Company issued a press release announcing the appointment of Mr. Maier to the Board and announcing the resignation of Messrs. Khazani and Nia from the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Board Appointment, dated April 6, 2021, by CarParts.com, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2021	CARPARTS.COM, INC.

	By:	/s/ David Meniane
	Name:	David Meniane
	Title:	Chief Financial Officer and Chief Operating Officer